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                                                                  Exhibit 10.285

                               GUARANTY AGREEMENT

     THIS GUARANTY AGREEMENT (this "GUARANTY") is made as of the 4th day of August, 2004, by INLAND WESTERN RETAIL REAL ESTATE TRUST, INC., a Maryland corporation, having an address at 2901 Butterfield Road, Oak Brook, Illinois 60523 ("GUARANTOR"), in favor of BEAR STEARNS COMMERCIAL MORTGAGE, INC., a New York corporation, having an address at 383 Madison Avenue, New York, New York 10179 ("LENDER").

                                    RECITALS:

     A. Lender is prepared to make a loan (the "LOAN") to Inland Reisterstown SPE I, L.L.C., a Delaware limited liability company and to Inland Reisterstown SPE II, L.L.C., a Delaware limited liability company (collectively, the "BORROWER"), pursuant to that certain Loan Agreement among Borrower, RRP Hecht, LLC, a Maryland limited liability company, and Reisterstown Plaza Associates, LLC, a Maryland limited liability company (collectively, the "GRANTOR") and Lender of even date herewith (the "LOAN AGREEMENT"), and is evidenced by a certain promissory note of even date herewith in the principal amount of $49,650,000.00 made by Borrower to Lender (the "NOTE"). The Note is guarantied by that certain Limited Guaranty Agreement of even date herewith from Grantor in favor of Lender (the "LIMITED GUARANTY"). The Limited Guaranty is secured by, among other things, the Mortgage (as defined in the Loan Agreement) which will encumber the Property located in Washington County, Maryland and the other Loan Documents (as defined in the Loan Agreement). All capitalized terms not defined herein shall have the meaning ascribed to such terms in the Loan Agreement.

     B. Grantor has requested that Lender agree that the insurance policies obtained by Grantor as required pursuant to Section 6.1(a) of the Loan Agreement may exclude acts of terrorism from coverage under such insurance policies.

     C. Lender has agreed to the foregoing, provided Guarantor agrees to provide the guarantees, promises, indemnification, representations and warranties and other matters described in this Guaranty for the benefit of Lender, its successors and assigns.

     D. Guarantor will benefit materially from Lender's agreement, and enters into this Guaranty to induce Lender to so agree.

                                    AGREEMENT

     NOW THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor hereby guarantees to Lender the prompt and full payment of the indebtedness described below in this Guaranty, this Guaranty being upon the following terms and conditions:

     1.   GUARANTY OF PAYMENT.

     Guarantor hereby unconditionally and irrevocably guarantees to Lender the punctual payment of all sums now or hereafter payable pursuant to Section 6.1(a)(viii) of the Loan

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Agreement (the "Guaranteed Obligations"). The guaranty of Guarantor as set forth in this Section 1 is a continuing guaranty of payment and not merely a guaranty of collection.

     2.   PRIMARY LIABILITY OF GUARANTOR.

     (a) This Guaranty is an absolute, irrevocable and unconditional guaranty of payment. Guarantor shall be liable for the payment of the Guaranteed Obligations, as set forth in this Guaranty, as a primary obligor. This Guaranty shall be effective as a waiver of, and Guarantor hereby expressly waives, any and all rights to which Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time and any other any right or privilege, whether existing under statute, at law or in equity, to require Lender to take prior recourse or proceedings against any collateral, security or other party whatsoever.

     (b) Guarantor hereby agrees that upon the occurrence of any act of terrorism and the determination by any applicable insurance company that its policy does not provide coverage related to such act of terrorism, the Guaranteed Obligations, for purposes of this Guaranty, shall be deemed immediately due and payable by Guarantor at the election of Lender, and in addition Guarantor shall, on demand and without presentment, protest, notice of protest, further notice of nonpayment or of dishonor or of default or nonperformance, or notice of acceleration or of intent to, or any other notice whatsoever, without any notice having been given to Guarantor previous to such demand of the acceptance by Lender of this Guaranty, and without any notice having been given to Guarantor previous to such demand of the act of terrorism or the determination by the applicable insurance company creating such obligation to perform, all such notices being hereby waived by Guarantor, pay to Lender all of the Guaranteed Obligations. It shall not be necessary for Lender, in order to enforce such payment by Guarantor, first to institute suit or pursue or exhaust any rights or remedies against Borrower, Grantor or others liable for such performance, or to enforce any rights against any security that shall ever have been given to secure such Loan, or to join Borrower, Grantor or any others liable for the payment or performance of the Guaranteed Obligations in any action to enforce this Guaranty, or to resort to any other means of obtaining payment of the Guaranteed Obligations.

     (c) Suit may be brought or demand may be made against all parties who have signed this Guaranty or against any one or more of them, separately or together, without impairing the rights of Lender against any party hereto.

     3.   CERTAIN AGREEMENTS AND WAIVERS BY GUARANTOR.

     (a) Guarantor hereby agrees that neither Lender's rights or remedies nor Guarantor's obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

          (i) any limitation of liability or recourse in any Loan Document or arising under any law;

          (ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

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          (iii)   the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations;

          (iv) any homestead exemption or any other exemption under applicable law;

          (v) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations, including any impairment of Guarantor's recourse against any person or collateral;

          (vi) whether express or by operation of law, any partial release of the liability of Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Lender covering all or any part of the Guaranteed Obligations, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower, Grantor or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations;

          (vii) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower, Grantor or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (viii) either with or without notice to or consent of Guarantor: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations and/or any of the Loan Documents, including, without limitation, material alterations of the terms of payment (including changes in maturity date(s) and interest rate(s)) or performance or any other terms thereof, or any waiver, termination, or release of, or consent to departure from, any of the Loan Documents or any other guaranty of any or all of the Guaranteed Obligations, or any adjustment, indulgence, forbearance, or compromise that may be granted from time to time by Lender to Borrower, Grantor, Guarantor, and/or any other person at any time liable for the payment or performance of any or all of the Guaranteed Obligations;

          (ix) any neglect, lack of diligence, delay, omission, failure, or refusal of Lender to enforce of any of the Guaranteed Obligations, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) exercise (or in exercising) any other right or power with respect to any security for the Guaranteed Obligations, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral now or hereafter securing any or all of the Guaranteed Obligations;

          (x) any failure of Lender to notify Guarantor of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Lender

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against Borrower or Grantor or any security or other recourse, or of any new agreement between Lender and Borrower or Grantor, it being understood that Lender shall not be required to give Guarantor any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations, any and all rights to notice Guarantor may have otherwise had being hereby waived by Guarantor, and Guarantor shall be responsible for obtaining for itself information regarding the Borrower, Grantor and the Property, including, but not limited to, any changes in the business or financial condition of the Borrower or Grantor or the Property, and Guarantor acknowledges and agrees that the Lender shall have no duty to notify Guarantor of any information which the Lender may have concerning the Borrower or Grantor.

          (xi) the making of advances by Lender to protect its interest in the Property, preserve the value of the Property or for the purpose of performing any term or covenant contained in any of the Loan Documents;

          (xii) the existence of any claim, counterclaim, set-off, recoupment, reduction or defense based upon any claim or other right that Guarantor may at any time have against Borrower, Grantor, Lender, or any other party, whether or not arising in connection with this Guaranty, the Note, the Limited Guaranty, the Mortgage, or any other Loan Document;

          (xiii) the unenforceability of all or any part of the Guaranteed Obligations against Borrower or Grantor, whether because the Guaranteed Obligations exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations, or any part thereof, is ULTRA VIRES, or because the officers or members creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower or Grantor has any valid defense, claim or offset with respect thereto, or because Borrower's or Grantor's obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that Guarantor shall remain liable hereon regardless of whether Borrower, Grantor or any other Person be found not liable on the Guaranteed Obligations, or any part thereof, for any reason (and regardless of any joinder of Borrower, Grantor or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations); or

          (xiv) any order, ruling or plan of reorganization emanating from proceedings under Title 11 of the United States Code with respect to Borrower or Grantor or any member or manager of Borrower or Grantor, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations, whether or not consented to by Lender.

     (b)  In the event any payment by Borrower, Grantor or any other party under
Section 6.l(a)(viii) of the Loan Agreement to Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower, Grantor or any other party to Lender shall not constitute a release of Guarantor from any liability hereunder, and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Lender of this Guaranty or of Guarantor), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Lender or paid by Lender to another party (which amounts shall constitute part of the Guaranteed Obligations), and any interest paid by

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Lender and any attorneys' fees, costs and expenses paid or incurred by Lender in connection with any such event. It is the intent of Guarantor and Lender that the obligations and liabilities of Guarantor hereunder are absolute and unconditional under any and all circumstances and that until the Guaranteed Obligations are fully and finally paid or defeased, and not subject to refund or disgorgement, the obligations and liabilities of Guarantor hereunder shall not be discharged or released, in whole or in part, by any act or occurrence that might, but for the provisions of this Guaranty, be deemed a legal or equitable discharge or release of a guarantor.

     (c) If the time for payment of any amount payable by Borrower or Grantor of the Guaranteed Obligations is stayed or delayed by any law or tribunal, all such amounts shall nonetheless be payable by Guarantor on demand by Lender.

     4. SUBORDINATION. If, for any reason whatsoever, Borrower or Grantor is now or hereafter becomes indebted to Guarantor:

     (d) such indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower or Grantor securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations;

     (e) Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower or Grantor to Guarantor until the Guaranteed Obligations have been fully and finally paid and performed;

     (f) Guarantor hereby assigns and grants to Lender a security interest in all such indebtedness and security therefor, if any, of Borrower or Grantor to Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower or Grantor as debtor, Lender shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred under any of the Loan Documents), dividends and payments that are payable upon any obligation of Borrower or Grantor to Guarantor now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 4, Guarantor shall pay the same to Lender immediately, Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Lender and shall have absolutely no dominion over the same except to pay it immediately to Lender; and

     (g) Guarantor shall promptly upon request of Lender from time to time execute such documents and perform such acts as Lender may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section 4, including, but not limited to, execution and delivery of financing statements, proofs of claim, further assignments and security agreements, and delivery to Lender of any promissory notes or other instruments evidencing indebtedness of Borrower or Grantor to Guarantor. All promissory notes, accounts receivable

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ledgers or other evidences, now or hereafter held by Guarantor, of obligations of Borrower or Grantor to Guarantor shall contain a specific written notice thereon that the indebtedness evidenced thereby is subordinated under and is subject to the terms of this Guaranty.

     5. OTHER LIABILITY OF GUARANTOR, BORROWER OR GRANTOR. If Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower or Grantor to Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Lender hereunder shall be cumulative of any and all other rights that Lender may have against Guarantor. If Borrower or Grantor is or becomes indebted to Lender for any indebtedness other than or in excess of the Indebtedness for which Guarantor is liable under this Guaranty, any payment received or recovery realized upon any such indebtedness of Borrower or Grantor to Lender may, except to the extent paid by Guarantor on the Indebtedness for which Guarantor is liable under this Guaranty or specifically required by law or agreement of Lender to be applied to the Indebtedness for which Guarantor is liable under this Guaranty, in Lender's sole discretion, be applied upon indebtedness of Borrower or Grantor to Lender other than the Indebtedness for which Guarantor is liable under this Guaranty. This Guaranty is independent of (and shall not be limited by) any other guaranty now existing or hereafter given. Further, Guarantor's liability under this Guaranty is in addition to any and all other liability Guarantor may have in any other capacity, including without limitation, its capacity as an Indemnitor under the Indemnity Agreement.

     6. LENDER ASSIGNS. Each reference herein to Lender shall be deemed to include its successors and assigns. This Guaranty shall inure to the benefit of Lender and its respective successors and assigns forever.

     7. BINDING EFFECT. This Guaranty is binding not only on Guarantor, but also on Guarantor's successors and assigns. Upon the death of Guarantor, if Guarantor is a natural person, this Guaranty shall continue against Guarantor's estate as to all of the Guaranteed Obligations, including that portion incurred or arising after the death of Guarantor and shall be provable in full against Guarantor's estate, whether or not the Guaranteed Obligations are then due and payable. If this Guaranty is signed now or hereafter by more than one party, then all of the obligations of Guarantor arising hereunder shall be jointly and severally binding on each such party, and their respective heirs, personal representatives, successors and assigns, and the term "Guarantor" shall mean all of such parties and each of them individually.

     8.   GOVERNING LAW; FORUM.

     (h) This Guaranty shall be deemed to be a contract entered into pursuant to the laws of the State of Maryland and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of Maryland.

     (i) With respect to any claim or action arising hereunder, Guarantor (i) irrevocably submits to the nonexclusive jurisdiction of the courts of the State of Maryland and any United States District Court located in the State of Maryland, and appellate courts from any thereof, and (ii) irrevocably waives any objection which it may have at any time to the laying on venue of any suit, action or proceeding arising out of or relating to this Guaranty brought in any such court,

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and (iii) irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     9. INAPPLICABLE PROVISIONS. If any term, condition or covenant of this Guaranty shall be held to be invalid, illegal or unenforceable in any respect, this Guaranty shall be construed without such provision.

     10. ATTORNEYS' FEES AND COSTS OF COLLECTION. Guarantor shall pay on demand all attorneys' fees and all other costs and expenses incurred by Lender in the enforcement of or preservation of Lender's rights under this Guaranty including, without limitation, all reasonable attorneys' fees and expenses, investigation costs, and all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Guarantor agrees to pay interest on any expenses or other sums due to Lender under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Note. Guarantor's obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations.

     11. PAYMENTS. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

     12. USURY LAWS. This Guaranty is subject to the express condition that at no time shall Guarantor be obligated or required to pay interest on the Guaranteed Obligations at a rate which could subject the holder of this Guaranty to either civil or criminal liability as a result of being in excess of the maximum interest rate which Guarantor is permitted by applicable law to contract or agree to pay. If by the terms of this Guaranty, Guarantor is at any time required or obligated to pay interest on the Guaranteed Obligations at a rate in excess of such maximum rate, the rate of interest under this Guaranty shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all prior interest payments in excess of such maximum rate shall be applied and shall be deemed to have been payments in reduction of the balance of the Guaranteed Obligations.

     13. REPRESENTATIONS, WARRANTIES, AND COVENANTS OF GUARANTOR. Guarantor hereby represents, warrants, and covenants that (a) Guarantor has a financial interest in Borrower and Grantor and will derive a material and substantial benefit, directly or indirectly, from the making of the Loan to Borrower; (b) this Guaranty is duly authorized and valid, and is binding upon and enforceable against Guarantor; (c) Guarantor is not, and the execution, delivery and performance by Guarantor of this Guaranty will not cause Guarantor to be, in violation of or in default with respect to any law or in default (or at risk of acceleration of indebtedness) under any agreement or restriction by which Guarantor is bound or affected; (d) the Guarantor will indemnify the Lender from any loss, cost or expense as a result of any representation or warranty of the Guarantor being false, incorrect, incomplete or misleading in any material respect; (e) there is no litigation pending or, to the knowledge of Guarantor, threatened before or by any tribunal against or affecting Guarantor which, if adversely determined, would materially affect the ability of Guarantor to perform its obligations hereunder; (f) all financial statements and information

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heretofore furnished to Lender by Guarantor do, and all financial statements and information hereafter furnished to Lender by Guarantor will, fully and accurately present the condition (financial or otherwise) of Guarantor as of their dates and the results of Guarantor's operations for the periods therein specified, and, since the date of the most recent financial statements of Guarantor heretofore furnished to Lender, no material adverse change has occurred in the financial condition of Guarantor, nor, except as heretofore disclosed in writing to Lender, has Guarantor incurred any material liability, direct or indirect, fixed or contingent; (g) after giving effect to this Guaranty, Guarantor is solvent and does not intend to incur or believe that it will incur debts that will be beyond its ability to pay as such debts mature;
(h) Lender has no duty at any time to investigate or inform Guarantor of the financial or business condition or affairs of Borrower or Grantor or any change therein, and Guarantor will keep fully appraised of Borrower's and Grantor's financial and business condition; (i) Guarantor acknowledges and agrees that Guarantor may be required to pay and perform the Guaranteed Obligations in full without assistance or support from Borrower, Grantor or any other party; (j) Guarantor shall at all times maintain a net worth equal to or exceeding $300,000,000; and (k) Guarantor has read and fully understands the provisions contained in the Loan Documents. Guarantor's representations, warranties and covenants are a material inducement to Lender to make the Loan and enter into the Loan Documents, and shall survive the execution hereof and any bankruptcy, foreclosure, transfer of security or other event affecting Borrower, Grantor, Guarantor, any other party, or any security for all or any part of the Guaranteed Obligations.

     14. NOTICES. All notices or other written communications hereunder shall be deemed to have been properly given (i) upon delivery, if delivered in person with receipt acknowledged by the recipient thereof, (ii) one (1) Business Day (hereinafter defined) after having been deposited for overnight delivery with any reputable overnight courier service, or (iii) three (3) Business Days after having been deposited in any post office or mail depository regularly maintained by the U.S. Postal Service and sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

          If to Guarantor:         Inland Western Retail Real Estate Trust, Inc.
                                   2901 Butterfield Road
                                   Oak Brook, Illinois 60523
                                   Attention: Roberta Matlin

          If to Lender:            Bear Stearns Commercial Mortgage, Inc.
                                   383 Madison Avenue
                                   New York, New York 10179
                                   Attention: Christopher Hoeffel

or addressed as such party may from time to time designate by written notice to the other parties. For purposes of this Guaranty, the term "Business Day" shall mean any day other than Saturday, Sunday or any other day on which banks are required or authorized to close in New York, New York.

Any party by notice to the others may designate additional or different addresses for subsequent notices or communications.

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     15.  CUMULATIVE RIGHTS. The exercise by Lender of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Lender shall have all rights, remedies and recourses afforded to Lender by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Guarantor or others obligated for the Guaranteed Obligations, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Lender, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantor that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Lender shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on Guarantor in any case shall of itself entitle Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Lender with respect hereto, or any default or breach, can be waived, nor can this Guaranty or Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantor, by Lender.

     16. TERM OF GUARANTY. This Guaranty shall continue in effect until the earlier of (a) all of the obligations to Lender under the Note are fully and finally paid or defeased (even if ownership of the Property changes or ownership and/or structure of Borrower or Grantor changes), and discharged or (b) Grantor has provided to Lender evidence that it has obtained all of the insurance required pursuant to Sections 6.1(a)(i) through (vii) of the Loan Agreement, and that none of the required policies contain any exclusion from coverage for acts of terrorism, which evidence is satisfactory to Lender in its reasonable discretion. Upon termination of this Guaranty in accordance with its terms, Lender will, upon Grantor's request and at Grantor's expense, execute an instrument evidencing such termination.

     17. FINANCIAL CONDITION OF GUARANTOR. As used in this Section, "Financial Statements" means, in accordance with the requirements of this Section a balance sheet, income statement, statements of cash flow and amount and sources of contingent liabilities, a reconciliation of changes in equity and liquidity verification, and, unless Lender otherwise consents, consolidated and consolidating statements if the reporting party is a holding company or a parent of a subsidiary entity. In this Section, each party for whom Financial Statements are required is a "reporting party" and a specified period to which the required Financial Statements relate is a "reporting period". Guarantor shall provide or cause to be provided to Lender, the following:

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     (j)  Consolidated and annotated financial statements of Guarantor, audited by a "Big Five" accounting firm or other independent certified public accountant acceptable to Lender, as soon as practicable, but in any event within ninety
(90) days after the close of each fiscal year, which financial statements shall satisfy the requirements set forth in Section 5.1.11(b) of the Loan Agreement.

     (k)  Intentionally deleted.

     (1) Unaudited financial statements of Guarantor within forty-five (45) days after the end of each calendar quarter.

     (m) From time to time promptly after Lender's request, such additional information, reports and statements regarding the business operations and financial condition of each reporting party as Lender may reasonably request.

All Financial Statements shall be in form and detail reasonably satisfactory to Lender and shall contain or be attached to the signed and dated written certification of the reporting party in form specified by Lender to certify that the Financial Statements are furnished to Lender in connection with the extension of credit by Lender and constitute a true and correct statement of the reporting party's financial position. All certifications and signatures on behalf of corporations, partnerships or other entities shall be by a representative of the entity satisfactory to Lender. All fiscal year-end Financial Statements of Guarantor shall be audited, without any qualification or exception not acceptable to Lender, by independent certified public accountants acceptable to Lender, and shall contain all reports and disclosures required by generally accepted accounting principles for a fair presentation.

Guarantor acknowledges that acceptance of any Financial Statement by Lender, whether or not in the form prescribed herein, shall be relied upon by Lender in the administration and enforcement of the Guaranteed Obligations.

     18.  TRANSFER OF LOAN.

     (n) Lender may, at any time, sell, transfer or assign the Note, the Limited Guaranty, the Mortgage, this Guaranty and the other Loan Documents, and any or all servicing rights with respect thereto, or grant participations therein or issue mortgage pass-through certificates or other securities evidencing a beneficial interest in a rated or unrated public offering or private placement (the "SECURITIES"). Lender may forward to each purchaser, transferee, assignee, servicer, participant or investor in such Securities or any credit rating agency rating such Securities (the foregoing entities hereinafter collectively referred to as the "INVESTOR") and each prospective Investor, all documents and information (including, but not limited to, financial information) which Lender now has or may hereafter acquire relating to Indemnitor and the Property, whether furnished by any Guarantor or otherwise, as Lender determines necessary or desirable, subject to any confidentiality agreement executed by Lender prior to the receipt of such information.

     (o) Upon any transfer or proposed transfer contemplated above and by the Loan Agreement or the Mortgage, at Lender's request, Guarantor shall provide an estoppel certificate

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to the Investor or any prospective Investor in such form, substance and detail as Lender, such Investor or prospective Investor may reasonably require.

     19. RIGHT OF SET-OFF. Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by applicable law, without notice (any such notice being expressly waived by Guarantor to the fullest extent permitted by applicable law), to set off and apply any and all deposits, funds, or assets at any time held and other indebtedness at any time owing by Lender to or for the credit or the account of Guarantor against any and all of the obligations of Guarantor now or hereafter existing under this Guaranty, whether or not Lender shall have made any demand under this Guaranty or exercised any other right or remedy hereunder. Lender will promptly notify Guarantor after any such set-off and application made by Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Lender under this Section 19 are in addition to the other rights and remedies (including other rights of set-off) that Lender may have and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Lender.

     20. SUBROGATION. Notwithstanding anything to the contrary contained herein, (a) Guarantor shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Indebtedness, until the Indebtedness has been fully and finally paid, and (b) if the Guarantor is or becomes an "insider" (as defined in Section 101 of the United States Bankruptcy Code) with respect to Borrower or Grantor, then the Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower or Grantor with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Lender), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that the Guarantor shall not be deemed to be a "creditor" (as defined in Section 101 of the United States Bankruptcy Code) of Borrower or Grantor by reason of the existence of this Guaranty in the event that Borrower, Grantor or the Guarantor becomes a debtor in any proceeding under the United States Bankruptcy Code. This waiver is given to induce Lender to make the Loan to Borrower as evidenced by the Note.

     21. FURTHER ASSURANCES. Guarantor at Guarantor's expense will promptly execute and deliver to Lender upon Lender's request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of Guarantor under this Guaranty.

     22. NO FIDUCIARY RELATIONSHIP. The relationship between Lender and Guarantor is solely that of lender and guarantor. Lender has no fiduciary or other special relationship with or duty to Guarantor and none is created hereby or may be inferred from any course of dealing or act or omission of Lender.

     23. INTERPRETATION. If this Guaranty is signed by more than one party as "Guarantor", then the term "Guarantor" as used in this Guaranty shall refer to all such parties jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such

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undersigned party, jointly and severally and the Lender may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or
(ii) pursue rights and remedies under the Mortgage and/or applicable law with respect to the Property or any other Loan Documents. The term "Lender" shall be deemed to include any subsequent holder(s) of the Note. Whenever the context of any provisions hereof shall require it, words in the singular shall include the plural, words in the plural shall include the singular, and pronouns of any gender shall include the other genders. Captions and headings in the Loan Documents are for convenience only and shall not affect the construction of the Loan Documents. All references in this Guaranty to Schedules, Articles,
Sections, Subsections, paragraphs and subparagraphs refer to the respective subdivisions of this Guaranty, unless such reference specifically identifies another document. The terms "herein", "hereof, "hereto", "hereunder" and similar terms refer to this Guaranty and not to any particular Section or subsection of this Guaranty. The terms "include" and "including" shall be interpreted as if followed by the words "without limitation". All references in this Guaranty to sums denominated in dollars or with the symbol "$" refer to the lawful currency of the United States of America, unless such reference specifically identifies another currency.

     24. TIME OF ESSENCE. Time shall be of the essence in this Guaranty with respect to all of Guarantor's obligations hereunder.

     25. EXECUTION. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

     26. ENTIRE AGREEMENT. This Guaranty embodies the entire agreement between Lender and Guarantor with respect to the guaranty by Guarantor of the Guaranteed Obligations. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantor of the Guaranteed Obligations. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantor and delivery to Lender. This Guaranty may not be modified, amended or superseded except in a writing signed by Lender and Guarantor referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded.

     27. WAIVER OF JURY TRIAL. GUARANTOR AND LENDER EACH HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND LENDER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY, THE NOTE, THE LIMITED GUARANTY, THE MORTGAGE AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY GUARANTOR AND LENDER, AND GUARANTOR AND LENDER EACH HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING

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OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL,
OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

                  [Remainder of page intentionally left blank]

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THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT
BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

     IN WITNESS WHEREOF, Guarantor duly executed this Guaranty under seal as of the date first written above.

                                      INLAND WESTERN RETAIL REAL ESTATE
                                      TRUST, INC., a Maryland corporation


                                      By:   /s/ Debra A. Palmer
                                            ----------------------------------
                                            Name: Debra A. Palmer
                                            Assistant Secretary